                                                                   EXHIBIT 3.137

         SECRETARY OF STATE               ISSUANCE DATE: 08/05/2003
    DIVISION OF BUSINESS SERVICES         REQUEST NUMBER: 03217554
       312 EIGHTH AVENUE NORTH
6TH FLOOR, WILLIAM R. SNODGRASS TOWER     CHARTER/QUALIFICATION DATE: 02/27/1970
       NASHVILLE, TENNESSEE 37243         STATUS: ACTIVE
                                          CORPORATE EXPIRATION DATE: PERPETUAL
                                          CONTROL NUMBER: 0032410
                                          JURISDICTION: TENNESSEE

TO:                                       REQUESTED BY:
CFS                                       CFS
8161 HWY 100                              8161 HWY 100
NASHVILLE, TN 37221                       NASHVILLE, TN 37221

I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT

                            "U-HAUL CO. OF TENNESSEE"

WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

REFERENCE                                                        FILING ACTION
 NUMBER             DATE FILED         FILING TYPE     NAM DUR STK PRN OFC AGT INC MAL FYC
BC01P7135           02/27/1970        CHART-PROFIT
BP53P5819           10/29/1970        AMEND-CHARTER     X
BP54P5271           03/12/1973        AMEND-CHARTER     X
096 01095           08/08/1979        OFFICE CHANGE                     X   X
1394-0902A          08/07/1989        MERGER
1996-0480           11/26/1990        AMEND-CHARTER     X
2149-0050           04/15/1991        MERGER                        X
3963-1518           07/28/2000        ASSUMED-ADD
3963-1520           07/28/2000        ASSUMED-ADD
3963-1523           07/28/2000        ASSUMED-ADD
4092-3210           01/18/2001        AMEND-CHARTER                 X
4847-1811           06/24/2003        AN RPT                        X

FOR: REQUEST FOR COPIES                                       ON DATE: 08/05/03
                                                                FEES

FROM:                                             RECEIVED:     $80.00    $0.00
CFS
8161 HIGHWAY 100                               TOTAL PAYMENT RECEIVED:    $80.00
#172
NASHVILLE, TN 37221-0000                             RECEIPT NUMBER: 00003340450
                                                     ACCOUNT NUMBER: 00101230

                                                      /s/ Riley C. Darnell
                                                      --------------------------
                                                      RILEY C. DARNELL
                                                      SECRETARY OF STATE

FEBRUARY 27, 1970                                          VOLUME C-1, PAGE 7135

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF NASHVILLE

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Tennessee.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF NASHVILLE.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipnent, tools, machinery, vehicles and property of any and erery kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Tennessee upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Tennessee.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are One Thousand (1,000) shares of common stock with a par value of Fifty ($50.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of two pages

FEBRUARY 27, 1970                                          VOLUME C-1, PAGE 7136

of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its principal office shall be 1607 County Hospital Road, Nashville, Davidson County, Tennessee 37218.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

                 Charles Fillmore            1607 County Hospital Road
                                             Nashville, Tennessee 37218

                 Robert Edwards              1607 County Hospital Road
                                             Nashville, Tennessee 37218

                 Martha Frank                1607 County Hospital Road
                                             Nashville, Tennessee 37218

                                  ARTICLE VIII

           The name and address of each incorporator is as follows:

            David L. Helsten                 2727 North Central Avenue
                                             Phoenix, Arizona  85004

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of February, 1970.

                                          /s/ David L. Helsten
                                          --------------------------------------
                                          David L. Helsten

STATE OF ARIZONA                )
                                ) ss:
COUNTY OF MARICOPA              )

         On this 23rd Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 23rd day of February, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delamater
                                          Notary Public for the State of Arizona
                                          Residing at Tempe, Arizona
                                          My Commission expires August 13, 1972

      (NOTARIAL SEAL)

Page two of two pages

                                                           VOLUME C-1, PAGE 7137

         I, JOE C. CARR, Secretary of State, do certify that this Charter, with certificate attached, the foregoing of which is a true copy, was this day registered and certified to by me.

         This the 27th day of February, 1970.

                                          JOE C. CARR,

                                          SECRETARY OF STATE

                                            FEE: $ 20.00

OCTOBER 29, 1970                                                 P-53, PAGE 5819

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                             U-HAUL CO. OF NASHVILLE

STATE OF TENNESSEE              )
                                ) ss.
COUNTY OF DAVIDSON              )

         ROBERT L. EDWARDS and CAROL R. EDWARDS being first duly sworn, upon their oath depose and say;

     1. That they are the President and the Secretary respectively or U-HADL CO. OF NASHVILLE.

     2. That at a meeting of the Board of Directors of said corporation, duly held at Nashville, Tennessee on August 12, 1970, the following resolution was adopted:

           "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

             "The name of this corporation is AMERCO MARKETING CO. OF
              NASHVILLE."

     3. That the shareholders of said corporation have adopted said amendment by resolution at a meeting held at Nashville, Tennessee on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

     4. That the number of shares which voted affirmatively for the adoption of said resolution is 100, and that the total number of shares entitled to vote on or consent to said amendment is 100.

                                                /s/ Robert L. Edwards
                                                --------------------------------
                                                           President

(CORPORATE SEAL)

ATTEST:

/s/ Carol R. Edwards
---------------------------
     Secretary

Page One of Two Pages

OCTOBER 29, 1970                                                 P-53, PAGE 5820

STATE OF TENNESSEE              )
                                ) ss.
COUNTY OF DAVIDSON              )

         On this 13 day of October, 1970, before me, a Notary Public, personally appeared ROBERT L. EDWARDS and CAROL R. EDWARDS known by me to be the persons whose signature are subcribed to the within instrument and who acknowledged to me that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                /s/ Marie McBride
                                                --------------------------------
                                                         Notary Public

                                                  My commission expires 11-18-71

(NOTARIAL SEAL)

Page Two of Two Pages

                                                                 P-53, PAGE 5821

         I, JOE C. CARR, Secretary of State, do hereby certify that this amendment to charter, with certificate attached, the foregoing of which is a true copy, was this day registered and certified to by me. This the 29th day of October, 1970.

                                                JOE C. CARR.

                                                SECRETARY OF STATE

                                                  FEE: $10.00

MARCH 12, 1973                                                   P-54, PAGE 5271

                                                                 Form No. 6
                                                                 Section 48-303
                                                                 For Profit

                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                       AMERCO MARKETING CO. OF NASHVILLE

         Pursuant to the provisions of Section 48-303 of the Tennessee General Corporation Act, the undersigrsd corporation adopts the following articles of amendment to its charter:

         1.       The name of the corporation is AMERCO MARKETING CO. OF
NASHVILLE.

         2.       The amendment adopted is ARTICLE I.

         The name of the corporation is U-HAUL CO. OF NASHVILLE.

         3. The amendment was duly adopted at a meeting of the shareholders on February 21, 1973.

         4. If a corporation for profit, the manner, if not set forth in such amendment, in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected is as follows:

                                    NO CHANGE

         5. If the amendment is not to be effective when these articles are filed by the Secretary of State, the date it will be effective is N/A, 1973.

Dated March [ILLEGIBLE] , 1973.

                                            AMERCO MARKETING CO. OF NASHVILLE

                                            By /s/ George Brown
                                               ---------------------------------
                                               George Brown            President

                                                                 P-54, PAGE 5272

         I, JOE C. CARR, Secretary of State, do hereby certify that this amendment to charter, with certificate attached, the foregoing of which is a true copy, was this day registered and certified to by me. This the 12th day of March, 1973.

                                                   JOE C. CARR,

                                                   SECRETARY OF STATE

                                                       FEE: $10.00

                             U-HAUL CO OF NASHVILLE

To the Secretary of State of Tennessee:

         Pursuant to the provisions of Section 48-1201(7) of the Tennessee Code Annotated, C T CORPORATION SYSTEM, the undersigned registered agent for the above corporation, submits the following statement for the purpose of changing the address of said agent in the State of Tennessee:

         1.       The corporation named above was organized under the laws of

                                    TENNESSEE

         2.       The address of the registered agent is hereby changed to

 C T CORPORATION SYSTEM, 530 Gay Street, Knoxville, Tennessee 37902.

Dated July 27, 1979

                                               C T CORPORATION SYSTEM
                                                     Registered Agent

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                    Assistant Vice President

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 1st day of August 1989 entered, into by U-Haul Co. of Nashville, a Tennessee corporation, the surviving corporation and Kar-Go Service Center of Nashville, a Tennessee corporation, the Absorbed Corporation, and together referred to as the constituent corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the surviving corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the state of Tennessee which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is c. T. Corporation System, 530 Gay Street, Knoxville, Tennessee 37902.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                            NUMBER OF
                          NUMBER OF          SHARES       NUMBER       NUMBER
  COMPANY                   SHARES          ENTITLED      VOTED         VOTED
   NAME                  OUTSTANDING        TO VOTE        FOR         AGAINST
   ----                  -----------        -------        ---         -------
U-HAUL CO. OF
NASHVILLE                    100               100         100           -0-

KAR-GO SERVICE
CENTER OF NASHIVILLE INC.    900               900         900           -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Tennessee, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Tennessee.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                           Surviving Corporation: U-HAUL CO. OF
                                                  NASHVILLE, a
                                                  Tennessee  Corporation

                           BY : /s/ Donald Walker
                              ------------------------------------
                               Donald Walker, President

Verified

By: /s/ Mary Jordon
    -------------------------
    Mary Jordon Secretary

                           Absorbed Corporation:  KAR-GO SERVICE CENTER OF
                                                  KNOXVILLE, INC., a Tennessee
                                                  Corporation

                           By: /s/ Sammy W. Bean
                               -----------------------------------
                               Sammy W. Bean, President

Verified

By: /s/ Julia E. Bean
    ----------------------------
    Julia E. Bean, Secretary

STATE OF TENNESSEE

COUNTY OF DAVIDSON

         On this 4 day of August, 1989, before me, the undersigned Notary Public, personally appeared donald walker , known to me to be the president of U-Haul Co. of Nashville, a Tennessee corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF TENNESSEE

COUNTY OF DAVIDSON

         On this 4 day of August, 1989, before me, the undersigned Notary Public, personally appeared Sammy W. Bean, known to me to be the President of Kar-Go Service Center of Nashville, Inc., a Tennessee corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation, executed the same.

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        NOTARY PUBLIC
       (NOTARY SEAL)

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                            U-HAUL CO. OF NASHVILLE

                                       AND

                    KAR-GO SERVICE CENTER OF NASHVILLE, INC.

                          BOTH TENNESSEE CORPORATIONS

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Nashville, a Tennessee corporation & Kar-Go Service Center of Nashville, Inc., a Tennessee corporation, does hereby approve & adopt the Plan of Merger between said corporations, whereby Kar-Go Service Center of Nashville, a Tennessee Corporation, shall be absorbed into U-Haul Co. of Nashville, being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                           AMERCO, a Nevada corporation

                                           By: /s/ John M. Dodds
                                              ----------------------------------
                                              John M. Dodds

TO:       Mr. Donald  Walker, President
          U-Haul Co. of Nashville
          Co. 772

FROM:     Blanche I. Passolt
          Legal Department

RE:       Merger: Kar-Go Service Center of Nashville Inc.
           merged into U-Haul Co. of Nashville

Dear Mr. Walker:

Enclosed are two packets for the above mentioned Merger. Please follow the steps below for completion:

                  1.       President signs Plan/Agreement/Articles of Merger.

                  2.       Secretary signs to verify.

                  3.       Signatures are notarized (bottom of page).

                  4. Unanimous Consent is signed by the Board of Directors.

                  5. Forward letter, Plan/Agreement/Articles of Merger along with the attached check to the Secretary of State, in the enclosed envelope.

                  6.       Return all copies of the signed Consent to me.

The Secretary of State will then correspond with me from that point on.

Thanks for your help and promptness in mailing these documents.

                                            Sincerely,

                                            /s/ Blanche I. Passolt
                                            ---------------------------------
                                            Blanche I. Passolt
                                            Legal Department

                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                             U-HAUL CO. OF NASHVILLE

Pursuant to the provisions of Section 48-303 of the Tennessee General Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

         FIRST:   The name of the corporation is U-Haul Co. of Nashville.

         SECOND:  The amendment adopted is ARTICLE I.

           The name of the corporation is U-HAUL CO. OF TENNESSEE.

         THIRD: The amendment was duly adopted at a meeting of the shareholders on November 19, 1990.

         FOURTH: If a corporation for profit, the manner, if not set forth in such amendment, in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected is as follows: No Change

         FIFTH: The effective date of the amendment will be when the Secretary of State files it.

DATED: November 19, 1990.

                                       U-HAUL CO.  OF NASHVILLE

                                       BY: /s/ John A. Lorentz
                                           -------------------------------------
                                           John A. Lorentz, President

                                       BY: /s/ Gary V. Klinefelter
                                           -------------------------------------
                                           Gary V. Klinefelter, Secretary

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 29th day of March, 1991, entered into by U-Haul Co. of Tennessee, the surviving corporation and U-Haul Co. of Knoxville and U-Haul Co. of Memphis, the absorbed Corporation, all Tennessee corporations and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth is accordance with the applicable provisions of the General Corporation Laws of the State of Tennessee which laws permit such mergers.

             NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PIAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                                NUMBER OF
                           NUMBER OF             SHARES               NUMBER              NUMBER
    COMPANY                 SHARES              ENTITLED               VOTED               VOTED
     NAME                 OUTSTANDING           TO VOTE                 FOR               AGAINST
-------------------------------------------------------------------------------------------------
U-HAUL CO. OF
TENNESSEE                     100                 100                   100                -0-

U-HAUL CO. OF
KNOXVILLE                     100                 100                   100                -0-

U-HAUL CO. OF
MEMPHIS                       100                 100                   100                -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the States of Tennessee, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Tennessee.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         The Plan of Merger was approved by the Sole Shareholder of each of the Constituent corporations on the 29th day of March, 1991.

                                      VIII

         The effective date of the merger shall be January 1, 1991, for accounting purposes only.

                               Surviving Corporation: U-HAUL CO. TENNESSEE,
                                                      A Tennessee Corporation

                                 BY: /s/ John A. Lorentz
                                     ------------------------------------------
                                     John A. Lorentz, President

Verified:

By: /s/ Gary V. Klinefelter
    -----------------------------------
    Gary V. Klinefelter, Secretary

                               Absorbed Corporation: U-HAUL CO. OF KNXOVILLE,
                                                     A Knoxville Corporation

                                 By: /s/ John A. Lorentz
                                     -------------------------------------------
                                     John A. Lorentz, President

Verified:

By: /s/ Gary V. Klinefelter
    -------------------------------------
    Gary V. Klinefelter, Secretary

                                Absorbed Corporation: U-HAUL CO.OF MEMPHIS
                                                      a Tennessee Corporation

                                 By: /s/ John A. Lorentz
                                     -------------------------------------------
                                     John A. Lorentz, President

Verified:

By: /s/ Gary V. Klinefelter
    -------------------------------------
    Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 29th day of March, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Tennessee, a Tennessee Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ Blanche I. Passolt
                                          --------------------------------------
                                                  NOTARY PUBLIC

 (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this   day of March, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of U-Haul Co. of Knoxville and U-Haul Co. of Memphis, both Tennessee Corporations, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ Blanche I. Passolt
                                          --------------------------------------
                                                  NOTARY PUBLIC

                                                             For Office Use Only

         STATE OF TENNESSEE              APPLICATION FOR
      [STATE OF TENNESSEE LOGO]          REGISTRATION OF
         DEPARTMENT OF STATE            ASSUMED CORPORATE
          Corporate Filings                  NAME
       312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
         Nashville, TN 37243

         Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The true name of the corporation is U-Haul Co. of Tennessee
                                                                               .
-------------------------------------------------------------------------------

2. The state or country of incorporation is Tennessee.

3. The corporation intends to transact business in Tennessee under an assumed corporate name.

4. The assumed corporate name the corporation proposes to use is U-Haul Co. of Knoxville.

[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

July 21, 2000                              U-Haul Co. of Tennessee
------------------------------             -------------------------------------
Signature Date                             Name of Corporation

Secretary                                  /s/ Gary Klinefelter
------------------------------             -------------------------------------
Signer's Capacity                          Signature

                                           Gary Klinefelter
                                           -------------------------------------
                                           Name (typed or printed)

                                                             For Office Use Only

         STATE OF TENNESSEE              APPLICATION FOR
      [STATE OF TENNESSEE LOGO]          REGISTRATION OF
         DEPARTMENT OF STATE            ASSUMED CORPORATE
          Corporate Filings                  NAME
       312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
         Nashville, TN 37243

         Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The true name of the corporation is U-Haul Co. of Tennessee
                                                                               .
-------------------------------------------------------------------------------

2. The state or country of incorporation is Tennessee.

3. The corporation intends to transact business in Tennessee under an assumed corporate name.

4. The assumed corporate name the corporation proposes to use is U-Haul Co. of Nashville.

[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

July 21, 2000                              U-Haul Co. of Tennessee
------------------------------             -------------------------------------
Signature Date                             Name of Corporation

Secretary                                  /s/ Gary Klinefelter
------------------------------             -------------------------------------
Signer's Capacity                          Signature

                                           Gary Klinefelter
                                           -------------------------------------
                                           Name (typed or printed)

                                                             For Office Use Only

         STATE OF TENNESSEE              APPLICATION FOR
      [STATE OF TENNESSEE LOGO]          REGISTRATION OF
         DEPARTMENT OF STATE            ASSUMED CORPORATE
          Corporate Filings                  NAME
       312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
         Nashville, TN 37243

         Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The true name of the corporation is U-Haul Co. of Tennessee
                                                                               .
-------------------------------------------------------------------------------

2. The state or country of incorporation is Tennessee.

3. The corporation intends to transact business in Tennessee under an assumed corporate name.

4. The assumed corporate name the corporation proposes to use is U-Haul Co. of Memphis.

[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

July 21, 2000                              U-Haul Co. of Tennessee
------------------------------             -------------------------------------
Signature Date                             Name of Corporation

Secretary                                  /s/ Gary Klinefelter
------------------------------             -------------------------------------
Signer's Capacity                          Signature

                                           Gary Klinefelter
                                           -------------------------------------
                                           Name (typed or printed)

                                                             For Office Use Only

         STATE OF TENNESSEE              ARTICLES OF AMENDMENT
      [STATE OF TENNESSEE LOGO]             TO THE CHARTER
         DEPARTMENT OF STATE                (for-Profit)
          Corporate Filings
       312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
         Nashville, TN 37243

CORPORATE CONTROL NUMBER (IF KNOWN) 0032410.

PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS CORPORATION ACT. THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

1. PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS OF RECORD:

         U-Haul Co. of Tennessee
   ------------------------------------------------------------
   IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

   ------------------------------------------------------------

2. PLEASE MARK THE BLOCK THAT APPLIES:

[X] AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.
[ ] AMENDMENT IS TO BE EFFECTIVE,                         (MONTH, DAY, YEAR)
                                  -----------------------
(NOTE TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED IN
 EITHER BLOCK IS CHECKED THE AMENDMENT WILL EFFECTIVE THE TIME OF FILING.

3. PLEASE INSERT ANY CHANGES THAT APPLY:

                                            Change in Principle
                                            Office Address:

         121 Moving Center Court
         Madison, TN 37115
          (Davidson County)

[NOTE: IF CHANGING THE PRINCIPAL OR REGISTERED AGENT ADDRESS, COMPLETE STREET ADDRESS INCLUDING CITY, STATE, ZIP CODE, AND COUNTY MUST BE PROVIDED.]

4. THE CORPORATION IS FOR PROFIT.

5. THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS FOLLOWS:

6. THE AMENDMENT WAS DULY ADOPTED ON January 10, 2001 (MONTH, DAY, YEAR) BY (Please mark the block that applies):

[ ] THE INCORPORATORS WITHOUT SHAREHOLDER ACTION, AS SUCH WAS NOT REQUIRED.
[X] THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL AS SUCH WAS NOT
    REQUIRED.
[ ] THE SHAREHOLDERS.

Secretary                                      /s/ Gary V. Klinefelter
------------------------------------------    ----------------------------------
SIGNER'S CAPACITY                             SIGNATURE

January 10, 2001                                  Gary V. Klinefelter
------------------------------------------    ----------------------------------
DATE                                          NAME OF SIGNER (TYPED OR PRINTED)

                     CHANGE OF ADDRESS OF REGISTERED AGENT

                                       OF

                             U-HAUL CO OF NASHVILLE

         To the Secretary of State of Tennessee:

                  Pursuant to the provisions of Section 48-1201(7) of the Tennessee Code Annotated, C T CORPORATION SYSTEM, the undersigned registered agent for the above corporation, submits the following statement for the purpose of changing the address of said agent in the State of Tennessee:

                  1. The corporation named above was organized under the laws of

                                    TENNESSEE

                  2. The address of the registered agent is hereby changed to CT CORPORATION SYSTEM. 530 Gay Street. Knoxville. Tennessee 37902.

Dated July 27, 1979

                                            C T CORPORATION SYSTEM
                                              Registered Agent

                                            By: [ILLEGIBLE]
                                                --------------------------------
                                                Assistant Vice President

                           CORPORATION ANNUAL REPORT

                                                Please return completed form to:
                                                TENNESSEE SECRETARY OF STATE
                                                Attn: Annual Report
                                                312 Eighth Ave. N. 6th Floor
                                                William R. Snodgrass Tower
                                                Nashville. TN. 37243
Annual Report Filing Fee Due:
$20, if no changes are made in block #6 to the registered agent/office, or $40, if any changes are made in block #6 to the registered agent/office

CURRENT FISCAL YEAR CLOSING MONTH 03  IF DIFFERENT.   THIS REPORT IS DUE
CORRECT MONTH IS ______________                       ON OR BEFORE 07/01/03

(1) SECRETARY OF STATE CONTROL NUMBER 0032410

(2A) NAME AND MAILING ADDRESS OF CORPORATION          (2B) STATE OR COUNTRY OF
                                                           INCORPORATION
                                                         TENNESSEE
        U-HAUL CO. OF TENNESSEE
        121 MOVING CENTER CT                          (2C.) ADD OR CHANGE
        MADISON, TN 37115                                   MAILING ADDRESS:
                                                       2721 N. Central Ave.
                                                       Phoenix, AZ 85004-1127

       D    02/27/1970           FOR PROFIT

(3)      A PRINCIPAL ADDRESS INCLUDING CITY. STATE. ZIP CODE
         121 MOVING CENTER CT. MADISON. TN 37115

         B CHANGE OF PRINCIPAL ADDRESS:

             STREET            CITY             STATE            ZIP CODE + 4

(4) NAME AND BUSINESS ADDRESS INCLUDING ZIP CODE OF THE PRESIDENT SECRETARY AND OTHER PRINCIPAL OFFICERS (ATTACH ADDITIONAL SHEET IF NECESSARY)

      TITLE              NAME     BUSINESS ADDRESS     CITY, STATE, ZIP CODE + 4
PRESIDENT Dennis C. McQuade 10833 Kingstone Pike, TN 37922-3053
SECRETARY Gary V. Klinefelter 2721 N. Central Ave. Phoenix, AZ 85004-1127
VICE PRES. Michael Basham 3555, [ILLEGIBLE] TN 38115-4576
VICE PRES. Jon Erickson 121 Moving Center Ct., Madison, TN 37115-4620

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY) [ ] SAME AS ABOVE [ ] NONE
    OR LISTED BELOW:      NAME   BUSINESS ADDRESS CITY, STATE, ZIP CODE + 4
    Philip R. Ryan 7716 Stockton Way, Florence, KY 41042-8229
    Ronald Frank 2727 N. Central Ave., Phoenix, AZ 85004-1155
    Dennis C. McQuade 10833 Kingston Pike, Farraqut, TN 37922-3053

(6) A NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS
    C T CORPORATION SYSTEM
    B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS.
    530 GAY STREET, KNOXVILLE, TN 37902
    C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

       (I). CHANGE OF REGISTERED AGENT:
        ________________________________________________________________________
       (II). CHANGE OF REGISTERED OFFICE:
        ________________________________________________________________________
                          STREET          CITY      STATE    ZIP CODE + 4 COUNTY
                                                     TN

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED:

       IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:           [ ] PUBLIC
                                                                      [ ] MUTUAL

    B. IF A TENNESSEE RELIGIOUS CORPORATION. PLEASE CHECK
       BOX IF BLANK                                      [ ] RELIGIOUS

(8)    SIGNATURE  /s/ Gary V. Klinefelter           (9)  DATE
                                                         6/18/03

(10)  TYPE PRINT NAME OF SIGNER:                    (11) TITLE OF SIGNER
      Gary V. Klinefelter                                Secretary

                   ** THIS REPORT MUST BE DATED AND SIGNED**